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                                                                   Exhibit 10.2



     List of Contents of Exhibits and Schedules to the Acquisition Agreement



              Exhibits                              Description
              --------                              -----------

Exhibit A                             List of Royal Insurer Affiliates

Exhibit B                             RIC Quota Share Reinsurance Agreement

Exhibit C                             RSLIC Quota Share Reinsurance Agreement

Exhibit D                             Landmark Quota Share Reinsurance Agreement

Exhibit E                             RIC Administrative Services Agreement

Exhibit F                             RSLIC Administrative Services Agreement

Exhibit G                             RICA Administrative Services Agreement

Exhibit H                             Landmark Administrative Services Agreement

Exhibit I                             Claims Servicing Agreement

Exhibit J                             Renewal Rights Agreement

Exhibit K                             Transition Services Agreement Term Sheet

Exhibit L                             Transitional Trademark License Agreement

Exhibit M                             Service Mark Assignment

Exhibit N                             Employee Leasing Agreement

Exhibit O                             Managing General Agency Agreement

Exhibit P                             Substitution and Indemnification Agreement

Exhibit Q                             Assignment of Reinsurance Recoverables

Exhibit R                             Terrorism Treaty Cost Allocation

Exhibit S                             RSA SLISI Purchase Agreement
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              Schedules                         Description
              ---------                         -----------

Seller Disclosure Schedules

Schedule 1.3(a)                        Excluded Assets

Schedule 1.3(b)                        Excluded Contracts

Schedule 1.3(c)                        Certain Retained Liabilities

Schedule 1.19(c)                       Reinsurance Treaties

Schedule 1.20(a)                       Property Surplus Share Contracts

Schedule 2.3(a)                        Seller Noncontravention

Schedule 2.4                           Seller Litigation

Schedule 3.3(a)                        Royal Insurer Affiliates Noncontravention

Schedule 3.4(a)                        Royal Insurer Affiliates Exceptions to
                                       Permits

Schedule 3.5                           Royal Insurer Affiliates Litigation

Schedule 3.6                           Royal Insurer Affiliates Exceptions to
                                       Compliance with Applicable Law

Schedule 4.1                           RSUI Jurisdictions

Schedule 4.2(a)                        RSUI Noncontravention

Schedule 4.3(b)                        Equity Interests Owned by RSUI

Schedule 4.5                           Accounts of RSUI

Schedule 4.6                           Working Capital

Schedule 4.7                           Exceptions to Administration of Fiduciary
                                       Accounts by RSUI

Schedule 4.8                           RSUI Exceptions to Compliance with
                                       Applicable Law

Schedule 4.9(a)                        RSUI Permits

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Schedule 4.10                       RSUI Litigation

Schedule 4.11                       Exceptions to All Necessary Assets

Schedule 4.12                       Changes in Conduct of Business

Schedule 4.13                       Tax

Schedule 4.14(a)                    Plans

Schedule 4.14(b)                    RSUI Employee Contracts

Schedule 4.15(a)                    Business Intellectual Property

Schedule 4.15(d)                    Exceptions to Business Intellectual
                                    Property

Schedule 4.16(a)                    Material Business Contracts

Schedule 4.16(b)                    Third Party Consents for Acquired
                                    Contracts

Schedule 4.16(c)                    Breaches of Acquired Contracts

Schedule 4.17(a)                    Intercompany Agreements

Schedule 4.17(b)                    Affiliate Agreements

Schedule 4.17(c)                    Affiliate Agreements Post-Closing

Schedule 4.18                       Insurance Policies

Schedule 5.2(a)(i)                  Standard Forms of Producer Agreements

Schedule 5.2(a)(ii)                 Exceptions to Standard Producer Agreements

Schedule 5.2(b)                     Major Producers

Schedule 5.2(c)                     Underwriting Authority

Schedule 5.3(a)                     Third Party Reinsurance Contracts

Schedule 5.3(b)                     Terminated Third Party Reinsurance Contracts

Schedule 5.3(c)                     Corporate Treaties
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Schedule 5.3(d)                        Material Breaches of Third Party
                                       Reinsurance Agreements

Schedule 8.1(a) Exceptions to Conduct of Business Pending the Closing

Schedule 8.6(a)(i)                     Seller's Third Party, Nongovernmental
                                       Consents

Schedule 8.12(a) Exceptions to Accounts Receivable or Payable to be Settled Prior to Closing

Schedule 8.15                          Resigning RSUI Directors

Schedule 9.1(c)                        Royal Group Intellectual Property

Schedule 11.1(a)                       RSUI Employees

Schedule 11.1(d)                       Assumed RSUI Employee Contract

Schedule 13.1(c)(ii)                   Consents

Schedule 16.1(a)                       Seller Persons with Knowledge

Purchaser Disclosure Schedules

Schedule 6.3(a)                        Purchaser Noncontravention

Schedule 7.3                           AIHL Insurance Co. Noncontravention

Schedule 7.4                           AIHL Insurance Co. Exceptions to Permits

Schedule 8.6(a)(ii)                    Purchaser's Third Party, Nongovernmental
                                       Consents

Schedule 16.1(b)                       Purchaser Persons with Knowledge

Joint Disclosure Schedules

Schedule 8.5(a)                        Governmental Entity Consents

Schedule 8.5(b)                        Governmental Entity Filings